FIRST AMERITAS LIFE INSURANCE CORP. OF NEW YORK
                               ("First Ameritas")

                FIRST AMERITAS VARIABLE ANNUITY SEPARATE ACCOUNT
                              ("Separate Account")

                                  Supplement to
        OVERTURE Annuity III-Plus, OVERTURE ACCLAIM! and OVERTURE ACCENT!
                         Prospectuses Dated May 1, 2003

                          Supplement Dated July 1, 2003

From July 1, 2003 through September 30, 2003, First Ameritas will waive restrictions on transfers you may make from the Fixed Account to the Separate Account of your variable annuity Policy.

During this period there is no limit on:

     o The number of transfers you may make from the Fixed Account to the Separate Account or

     o The amounts of transfers you make from assets held in the Fixed Account of your First Ameritas variable Policy.

Transfers will count toward the number of "free transfers" you are allowed under your variable Policy, and you will be charged any applicable transfer fees.

If you have elected the Dollar Cost Averaging ("DCA") program, transfer amounts will continue during this period. However, you may make additional transfers in excess of the maximum amounts of the DCA program.

On October 1, 2003, we will reinstate this limit on the number of transfers from the Fixed Account to the Separate Account and the amount of such transfers according to the terms stated in your Policy and current prospectus.

All other Policy provisions, including those for partial withdrawals and surrenders, remain as stated in the Policy and prospectus.

Please retain this Supplement with the current prospectus for your variable Policy issued by First Ameritas Life Insurance Corp. of New York. If you do not have a current prospectus, please contact First Ameritas at 1-800-745-1112.